MEEHAN FOCUS FUND

SEMI-ANNUAL REPORT

APRIL 30, 2013

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

June 25, 2013

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2013 fiscal year through April 30 was 13.52%; the Fund’s NAV at April 30 was $18.49.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) but bested the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2013 fiscal year, for one year, five years, ten years, and from inception are shown below with comparable results for leading market indexes.

	First Six Months of 2013 Fiscal Year November 1, 2012– April 30, 2013	One-Year Return May 1, 2012 – April 30, 2013	Annualized Return Five Years May 1, 2008 – April 30, 2013	Annualized Return Ten Years May 1, 2003 – April 30, 2013	Annualized Return from Inception December 10, 1999 – April 30, 2013
Meehan Focus Fund	13.52%	12.86%	4.19%	7.44%	4.64%
S&P 500 Total Return Index**	14.42%	16.89%	5.21%	7.88%	2.86%
NASDAQ**	11.81%	9.27%	6.64%	8.55%	-0.57%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.03%.***

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

After dipping briefly following election day in November, the market surged through 2013’s first quarter and, unlike recent years, it kept right on running through May, setting a series of new highs.

The market’s rise over the past six months has been driven by several factors including continued strong corporate earnings, supportive Federal Reserve monetary policy, and an improving housing sector.  Strength in these areas has helped the market to overcome obstacles, such as higher payroll taxes and reduced federal spending related to the sequester, that many thought would derail it.  Despite the market’s strong recent performance we still view market valuations as reasonable, and we expect the market to continue to rise.

Economic conditions here at home continue their slow but steady improvement.  Unemployment has ticked down and recent positive readings from the S&P/Case-Shiller Home Price Indices, including a 10% year over year jump in March prices, heighten the prospects for increased consumer spending, which is critical to economic growth.  As always, new challenges emerge, and now stepping to the forefront are concerns over when the Federal Reserve will begin to unwind its bond buying program, commonly referred to as quantitative easing, and the approach of yet another debt-ceiling debate in Congress.

Globally we expect slow improvement in the months ahead, but not without risk.  Europe’s struggles continue, but the Eurozone is showing signs of stability and the European Central Bank remains committed to doing everything in its power to move the economy forward.  In China, government stimulus appears to have spurred growth, but the specter of a property and debt bubble could undermine those efforts.  Meanwhile, in Japan, new leadership is pursuing a policy of currency devaluation as it tries to boost exports and rouse its economy; results to date have been positive but it is too soon to say if they are sustainable.

The Fund has added two new holdings since our last report – department store retailer Kohl’s and leading international money transfer company Western Union.  Both companies pay growing, above average dividends, sell at attractive valuations, and possess strong earnings growth prospects.

The Fund exited three of its smaller positions over the past six months.  Sales of Procter & Gamble and Becton Dickinson both generated solid gains for the Fund after strong recent performance brought their share prices to our estimate of their full value.  Utility company Exelon was sold at a loss after disappointing earnings and a dividend cut convinced us that a recovery in power prices was further off than we believed and that management, which recently completed an expensive acquisition, did not have a coherent plan to right the ship.  Proceeds from these sales, as well a partial sale of the Fund’s position in Johnson & Johnson, were redeployed to the Fund’s new holdings and to significantly increase the Fund’s positions in National Oilwell Varco and AIG, stocks that we believe offer better long-term growth prospects.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2013.  The Fund held 35 stocks and approximately 84% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented approximately 43% of the Fund’s portfolio on April 30, 2013, were as follows:

Company		% of Fund
1.	Lowe’s Companies, Inc.	5.2
2.	ExxonMobil Corp.	4.8
3.	Berkshire Hathaway Inc. -- B	4.6
4.	Pfizer Inc.	4.3
5.	Automatic Data Processing, Inc.	4.3
6.	Johnson Controls Inc.	4.2
7.	Microsoft Corp.	4.1
8.	National Oilwell Varco, Inc.	4.0
9.	General Electric Co.	3.8
10.	Novartis AG ADR	3.7
		43.0

As of April 30, 2013, nine of the Fund’s top ten holdings showed gains since the Fund purchased them, with the lone exception being National Oilwell Varco.  The Fund’s largest overall dollar gains are in long-term Fund holdings Berkshire Hathaway, Lowe’s, and Automatic Data Processing.

The Fund’s performance over the past six months was boosted by solid gains from stocks across several sectors, including Johnson Controls in industrials, Berkshire Hathaway in financials, Lowe’s in consumer discretionary, and Novartis in healthcare.

The Fund’s weakest performers over the period were Apple, National Oilwell Varco, and former Fund holding Exelon.  After hitting an all-time high in September of 2012 Apple shares have declined sharply on investor worries that rising competition is eroding the company’s competitive edge.  While earnings in recent quarters have declined from their 2012 peak, Apple remains highly profitable and its well-integrated ecosystem of software, hardware, and third party apps strengthens consumer loyalty.  In our opinion Apple, which trades at a discount to the overall market, continues to possess solid long-term growth potential.   For reasons we detail below, we believe National Oilwell Varco’s recent struggles are temporary and that it is well positioned to benefit as onshore and offshore drilling increasingly depend on the advanced technologies and services that are the company’s specialty.

Brief Discussion of Three of the Fund’s Current Holdings

	Average Cost per Share	April 30, 2013 Market Price per Share	Percent* Increase (Decrease)
Automatic Data Processing, Inc.	$33.29	$67.34	102.28
Tupperware Brands Corp.	$56.25	$80.30	42.76
National Oilwell Varco, Inc.	$73.03	$65.22	(10.69)

*Please note that not all securities held by the Fund have posted performance comparable to the three we discuss.

Price (6/25/2013) Market Cap ($B) Yield Return on Equity (ROE) Price/Earnings (Fwd) Price/Book Value Price/Sales	$68.84 $33.4 2.5% 22.1% 21.3 5.1 3.0

Founded in 1949, Automatic Data Processing (ADP) is a leader in the human resource management industry, providing payroll processing, benefits administration, employment outsourcing, and computing solutions for more than 560,000 clients worldwide, including Fortune 500 companies, employer organizations, governments, and auto dealers.  In this era when even the U.S. government’s credit rating has been downgraded, ADP remains one of the world’s few remaining AAA-rated companies.

ADP enjoys substantial competitive advantages in the markets where it competes, with its respected brand name, global scale, and high customer retention rates (its average customer retention is ten years).   Combined with the significant financial leverage of its minimal capital requirements, the company has generated consistently high returns on invested capital (ROIC) and returns on equity (ROE) to investors.

Throughout the recent challenging economic and employment cycles, ADP has delivered solid results.  Its focus on high-quality services combined with high customer switching costs has kept ADP’s retention rates well above 90%.  Going forward, the company is moving strategically towards becoming a full service HR outsourcer, adding ancillary services beyond its core payroll processing product, which should add materially to growth and bottom line profitability.

ADP is very strong financially. Its balance sheet is virtually debt-free, and it generates significant free cash flow with very little required capital expenditures. This translates into high levels of cash that can be returned to shareholders in the form of dividends and share buybacks.

The company recently raised its dividend for the 38th consecutive year, increasing it by 10% to an annualized rate of $1.74, yielding a healthy 2.5% at current prices.

Overall, we consider ADP, one of the Fund’s longest-tenured positions, a core holding that has rewarded its shareholders consistently over the years and is poised to continue to do so into the future.

Price (6/25/2013) Market Cap ($B) Yield Return on Equity (ROE) Price/Earnings (Fwd) Price/Book Value Price/Sales	$74.62 $3.9 3.3% 39.6% 10.9 9.0 1.6

Tupperware Brands is one of the world’s leading direct sellers of consumer products, including food storage, preparation, and serving items, as well as skin care, cosmetics, and other beauty products.  Its independent sales force consists of over 2.8 million consultants spread across 100 countries worldwide.  Tupperware pioneered the in-home direct-sales approach in the United States in the 1950s, and today the company’s reps reach customers through a variety of channels including online sales, retail kiosks, and traditional home parties.

Tupperware derives more than 80% of its revenues from outside the United States, with emerging markets alone contributing nearly 60% of the company’s top line.  Sales in these emerging economies, including Mexico, the Philippines, India, and South Africa, are growing rapidly as demand for consumer products, particularly beauty products, is soaring among the expanding middle class.  The company is also able to recruit well-educated, high quality reps in these markets -- many are school teachers -- because of its relatively high-commission pay scale and flexible work hours.  We expect Tupperware to continue to generate above-average growth and profits from these largely under-penetrated markets, given its low-cost business model and strong reputation for high quality goods at fair prices.  Growth in established markets like the United States and Europe is likely to remain flat over the near term.

Tupperware has a solid track record of returning capital to shareholders.  The company boosted its dividend 72% in the fourth quarter of 2012 to $0.62, or $2.48 annually, for a yield of 3.3%.  We expect dividends to rise further as management has vowed to maintain a 50% payout ratio of its growing earnings base.  TUP also recently increased its share repurchase authorization from $1.2 billion to $2 billion through February 2017.

Based on its prospects for solid growth, additional dividend increases, share repurchases, and positive earnings momentum, we consider Tupperware an attractive long-term holding.

Price (6/25/2013) Market Cap ($B) Yield Return on Equity (ROE) Price/Earnings (Fwd) Price/Book Value Price/Sales	$67.67 $28.9 0.95% 12.3% 10.2 1.4 1.4

National Oilwell Varco (NOV)  is among the largest equipment suppliers to the oil and gas drilling industry.  The company provides a comprehensive line of equipment, components, consumables, and maintenance and repair services for drilling operations.  More than 90% of the mobile offshore rig fleet and the majority of the world’s land rigs use parts and components manufactured by NOV.

As an industry leader, NOV has benefited from positive industry trends.  Energy companies are retooling their aging fleets of drilling rigs, as well as ordering new rigs for the first time in nearly three decades.  In addition, technological advances in both offshore deepwater drilling and onshore shale drilling are increasing demand for NOV’s products and services.

NOV is the best and often only source of rig equipment to support the deepwater operations needed to economically drill deeper and more complex wells.  Similarly, NOV supplies onshore drillers with the advanced technology required to exploit unconventional shale reservoirs.  In addition, NOV is a major provider of essential aftermarket maintenance services which generate a steady stream of recurring income.  We believe the boom in demand for such oilfield equipment and services will continue for the foreseeable future, with NOV being a prime beneficiary.

Despite its recent underperformance, the company has positioned itself well in a consolidating industry, completing fourteen acquisitions in 2012 valued at more than $4.7 billion.  NOV’s CEO, Pete Miller, is credited with having the extraordinary vision to identify industry trends early and capitalize on them quickly.  He was most recently named Morningstar’s CEO of the Year for 2012.  With the stock trading at just 12 times estimated 2013 earnings and 10 times estimated 2014 earnings, we believe NOV has significant upside for shareholders.

Source for charts and text: Morningstar, S&P, Argus, Value Line, company reports, EIA estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index* (unaudited)

$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$22,733
$21,356
$20,499
4/30/2003
10/31/2003
4/30/2004
10/31/2004
4/30/2005
10/31/2005
4/30/2006
10/31/2006
4/30/2007
10/31/2007
4/30/2008
10/31/2008
4/30/2009
10/31/2009
4/30/2010
10/31/2010
4/30/2011
10/31/2011
4/30/2012
10/31/2012
4/30/2013
Meehan Focus Fund
S & P 500 Total Return Index
NASDAQ Composite Index

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year Ending 4/30/13	Five year Ending 4/30/13	Ten Year Ending 4/30/13
Meehan Focus Fund	12.86%	4.19%	7.44%
S&P 500 Total Return Index	16.89%	5.21%	7.88%
NASDAQ Composite Index	9.27%	6.64%	8.55%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2012 through April 30, 2013.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period* October 31, 2012 – April 30, 2013
Actual	$1,000.00	$1,105.74	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2013 (unaudited)	Quantity	Fair Value

COMMON STOCKS (95.6%)

Consumer Discretionary (13.6%)
Johnson Controls, Inc	53,000	$1,855,530
Kohl’s Corp	19,000	894,140
Lowe's Companies Inc	60,000	2,305,200
Tupperware Brands Corp	12,000	963,600
		6,018,470
Consumer Staples (2.0%)
Nestle SA Reg B ADRS	12,500	890,375

Energy (12.1%)
Devon Energy Corp	13,000	715,780
Exxon Mobil Corp	24,000	2,135,760
National Oilwell Varco Inc	27,000	1,760,940
Noble Corp	17,000	637,500
*WPX Energy Inc	8,000	125,040
		5,375,020
Financials (16.3%)
Aflac, Inc	26,000	1,415,440
American Express Co	20,000	1,368,200
American Intl Group Inc New	25,000	1,035,500
*Berkshire Hathaway - Class B	19,250	2,046,660
PNC Financial Services Group Inc	20,000	1,357,600
		7,223,400
Health Care (15.9%)
Johnson & Johnson	15,000	1,278,450
Novartis AG - ADR	22,000	1,622,720
Pfizer Inc	65,000	1,889,550
Thermo Fisher Scientific Inc	10,000	806,800
WellPoint Inc	20,000	1,458,400
		7,055,920

Industrials (7.4%)
General Electric Co	75,000	1,671,750
3M Co	8,000	837,680
United Parcel Service Inc - Class B	9,000	772,560
		3,281,990
Information Technology (21.0%)
Apple Inc	3,100	1,372,525
Automatic Data Processing, Inc	28,000	1,885,520
Cisco Systems Inc	41,250	862,950
*Google Inc - Class A	1,400	1,154,398
Intel Corp	60,000	1,437,000
Microsoft Corp	55,000	1,820,500
Western Union Company	50,000	740,500
		9,273,393
Materials (7.3%)
Compass Minerals International Inc	12,000	1,038,480
*Horsehead Holding Corp	100,000	1,070,000
Methanex Corp	18,983	804,500
Steel Dynamics Inc	20,000	300,800
		3,213,780

TOTAL COMMON STOCKS (COST: $29,145,816)		$42,332,348

EXCHANGE TRADED FUNDS (3.2%)
WisdomTree Emerging Mkts Equity Income Fund (COST: $1,342,238)	25,000	$1,399,250

SHORT-TERM SECURITIES (1.4%)	Shares
^First Western Bank Collective Asset Fund 0.150% (COST: $623,310)	623,310	$623,310

TOTAL INVESTMENTS (COST: $31,111,364) (100.2%)		$44,354,908
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(73,917)

NET ASSETS (100.0%)		$44,280,991

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April 30, 2013
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund April 30, 2013 (unaudited)

Cash Equivalents and Other, 1.2%
ETFs, 3.2%
Consumer Staples, 2.0%
Materials, 7.3%
Industrials, 7.4%
Consumer Discretionary, 13.6%
Energy, 12.1%
Financial, 16.3%
Health Care, 15.9%
Information Technology, 21.0%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013 (unaudited)

ASSETS
Investments in securities, at fair value (cost $31,111,364)(Note 1)	$44,354,908
Security sales receivable	441,569
Accrued dividends receivable	108,788
Accrued interest receivable	59
Total assets	$44,905,324

LIABILITIES
Security purchases payable	$576,116
Due to advisor (Note 5)	35,535
Foreign tax withholding payable	12,682
Total liabilities	$624,333

NET ASSETS	$44,280,991

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$239
Additional capital paid-in	30,566,261
Accumulated net realized gain (loss) on investments	300,322
Accumulated undistributed net investment income	170,625
Unrealized appreciation (depreciation) on investments	13,243,544

NET ASSETS	$44,280,991

Shares outstanding	2,394,440

Net asset value per share*	$18.49

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2013 (unaudited)

INVESTMENT INCOME
Interest	$372
Dividends (net of foreign withholding taxes of $13,208)	497,222
Total investment income	$497,594

EXPENSES
Investment advisory fees (Note 5)	$163,770
Service fees (Note 5)	40,943
Total expenses	$204,713

NET INVESTMENT INCOME (LOSS)	$292,881

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$300,322
Net change in unrealized appreciation (depreciation) of investments	4,678,730
Net realized and unrealized gain (loss) on investments	$4,979,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,271,933

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six
	Months	Year
	Ended	Ended
	4/30/13*	10/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$292,881	$560,221
Net realized gain (loss) from investment transactions	300,322	1,221,815
Net change in unrealized appreciation (depreciation) on investments	4,678,730	2,190,104
Net increase (decrease) in net assets resulting from operations	$5,271,933	$3,972,140

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(168,627)	$(550,975)
Capital Gains	(122,182)	(1,152,087)
Total distributions	$(290,809)	$(1,703,062)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$757,005	$1,300,755
Proceeds from reinvested dividends	289,320	1,698,171
Cost of shares redeemed	(2,147,525)	(2,327,851)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,101,200)	$671,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,879,924	$2,940,153
NET ASSETS, BEGINNING OF PERIOD	$40,401,067	$37,460,914
NET ASSETS, END OF PERIOD	$44,280,991	$40,401,067

Accumulated undistributed net investment income	$170,625	$46,371

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended 4/30/13#	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08

NET ASSET VALUE, BEGINNING OF PERIOD	$16.41	$15.51	$14.86	$13.28	$12.34	$17.93

Income (loss) from investment operations:
Net investment income (loss)	$0.12	$0.23	$0.17	$0.11	$0.12	$0.12
Net realized and unrealized gain (loss) on investments	2.08	1.39	0.82	1.58	0.94	(5.59)
Total from investment operations	$2.20	$1.62	$0.99	$1.69	$1.06	$(5.47)

Less Distributions:
Dividends from net realized gains	$(0.05)	$(0.49)	$(0.20)	$0.00	$0.00	$0.00
Distributions from net investment income	(0.07)	(0.23)	(0.14)	(0.11)	(0.12)	(0.12)
Total distributions	$(0.12)	$(0.72)	$(0.34)	$(0.11)	$(0.12)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$18.49	$16.41	$15.51	$14.86	$13.28	$12.34

Total Return	13.52%*	10.47%	6.78%	12.75%	8.58%	(30.55%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$44,281	$40,401	$37,461	$35,002	$31,221	$28,517
Ratio of expenses to average net assets+	1.00%^	1.01%	1.15%	1.15%	1.14%	1.15%
Ratio of net investment income to average net assets	1.43%^	1.39%	1.08%	0.78%	1.00%	0.72%
Portfolio turnover rate	9.32%	23.26%	18.47%	21.27%	30.28%	35.92%

* Not annualized.
^ Annualized.
# Unaudited.
+ This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2013 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2013 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2013 (unaudited)

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$42,332,348	$0	$0	$42,332,348
Exchange Traded Funds	1,399,250	0	0	1,399,250
Short-Term Securities	623,310	0	0	623,310
Total	$44,354,908	$0	$0	$44,354,908
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the six months ended April 30, 2013. The Fund did not hold any derivative instruments at any time during the six months ended April 30, 2013. There were no transfers into or out of Level 1 or Level 2 during the six months ended April 30, 2013. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Sold	43,969	78,965
Reinvestments	17,524	104,009
Redeemed	(129,045)	(136,557)
Net Increase	(67,552)	46,417

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2013, were as follows:

Purchases	$3,826,385
Sales	$5,152,283

At April 30, 2013, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$13,610,194
Depreciation	(366,650)
Net appreciation (depreciation) on investments	$13,243,544

At April 30, 2013, the cost of investments for federal income tax purposes was $31,111,364.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2013 (unaudited)

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2013, the Advisor received fees of $163,770.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2013, the Advisor received fees of $40,943.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, and registrar and recordkeeping services.  The services provided under the ICSA are paid for by the advisor.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the Plan during the year through October 31, 2013.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2013 (unaudited)

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended October 31, 2012 and the year ended October 31, 2011 were as follows:

	2012	2011
Distributions from ordinary income	$550,975	$373,296
Distributions from capital gains	$1,152,087	$472,082

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$46,371
Undistributed capital gains	122,182
Unrealized appreciation (depreciation) of securities	8,564,814
$8,733,367

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

9.           NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU’) No. 2011-11 related to the disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact, if any, this amendment may have on the Fund’s financial statements.

RENEWAL OF THE ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on December 5, 2012.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.  Provided below is a summary of certain of the factors the Board considered at the December meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board.  The Board also considered the Adviser’s ability to promote the Fund and increase its assets.  The Board noted the Adviser’s commitment to the Fund through substantial personal investments by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark index for the fiscal year-to-date, one-year, ten-year and since inception periods ended October 31, 2012.  The Board noted that although the Fund trailed its benchmark index over the year-to-date and one-year periods, it outperformed the index for the ten-year and since inception periods.  The Board also noted that although Morningstar statistics show the Fund trailed its “Large Cap Blend” category over the one- and three-year periods, it outperformed that same category over the five- and ten-year periods.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the twelve-month period from November 1, 2011 through October 31, 2012, the Fund outperformed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the separately managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including the different cash flows and client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser.  The Board noted that the Fund’s advisory fee rate and net annual operating expense ratio are each lower than the average advisory fee rate and expense ratio, respectively, charged by comparable funds.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In addition, the Board considered the Adviser’s explanation that after reducing those same fees by 5 basis (0.05%) points effective December 1, 2011, the Adviser expects it will take a number of years before the Fund grows sufficiently large that the current fee charged will cover the actual expenses of providing these other services.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Adviser’s expectation that Fund assets will not grow to a point that will allow the Adviser to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2013 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2012 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.